SECURED LOAN AGREEMENT


         THIS SECURED LOAN AGREEMENT ("Agreement") is made effective as of the 14th day of December, 2001, by and between ACCESSPOINT CORPORATION, a Nevada corporation ("APC"), and PROCESSING SOURCE INTERNATIONAL. INC, a California corporation ("PSI") (collectively, "Debtors"), on the one hand, and NET INTEGRATED SYSTEMS LTD., a Bermuda corporation ("Lender"), on the other hand. Debtors and/or Lender are sometimes herein referred to individually as a "party" and collectively as the "parties."

                                 R E C I T A L S
                                 - - - - - - - -

         WHEREAS, Debtors and Lender are entering into a Revolving Line of Credit Secured Promissory Note ("Note") contemporaneously herewith whereby Lender intends to loan certain monies to Debtors on a revolving credit basis; and

         WHEREAS, Debtors and Lender desire to enter into this Agreement in order to provide collateral for the Note;

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. GENERAL INTENT. The mutual intent of the parties and the purpose of this Agreement is to grant to Lender as broad a security interest as the law permits in the assets of Debtors, with regard to which Debtor possesses the right to grant a security interest hereunder to Lender and the grant of the security interest contained herein would not prejudice any existing security interest or cause the breach of any existing agreement, whether tangible or intangible, real or personal, presently owned or owned in the future, together with all additions, replacements and substitutions therefor, and any and all proceeds, as defined in Section 9306 of the California Uniform Commercial Code of all or a part thereof. To the extent the security interest granted herein to Lender may pertain to property of Debtors as to which a prior security interest may have been granted by Debtors, and to the extent the security interest granted herein to Lender does not prejudice any such prior existing security interest or cause the breach of any prior existing security agreement or other agreement, Lender shall be deemed to have a junior security interest in such property as collateral with respect to any such prior existing security interest.

2. CREDIT EXTENSION ADVANCES. Lender shall make credit extension advances under the Note from time to time in lawful money of the United States of America upon the request of Maker pursuant to the terms and conditions set forth in this Note. The foregoing shall include, but not be limited to, credit extension advances to fund monthly operational capital requirements of Maker (including its subsidiaries). These advances will be made in the best interests of the Maker pursuant to directives of the Board of Directors of the Company.


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3.       OBLIGATIONS SECURED.   This Agreement is  intended  to secure, and does
hereby secure, the payment, in lawful money of the United States of America, to the Lender, of the following:

         3.1. The obligations (hereinafter referred to as the "Obligation" or "Secured Obligations") of Debtors under the Note; and

         3.2. Due, prompt and full payment of all other amounts (including principal and interest, additional advances, and any and all renewals and extensions of any obligations) now or hereafter owing by Debtors to Lender, whether Debtors' obligation to pay Lender said amounts be direct, indirect, contingent, joint, several, or otherwise secured and whether or not said sums are evidenced by a promissory note or other written instrument; and

         3.3. Due, prompt and faithful performance of all of Debtors' obligations and agreements contained in this Agreement or any other agreement to which Debtors are a party (or by which Debtors are bound) and to which Lender is a party or of which Lender is a beneficiary.

4. RELEASE OF COLLATERAL. Lender shall execute, acknowledge and deliver to Debtors such financing termination statements documents as Debtors may reasonably request from time to time with regard to Collateral which is subject to any pledge, assignment or security interest terminated hereunder.

5.       DEFINITIONS.   The  following terms shall have the following respective
meanings:

         "ACCOUNTS" has the meaning assigned to the term "accounts" in the Uniform Commercial Code.

         "BANK" has the meaning assigned to the term "bank" in the Uniform Commercial Code.

         "CERTIFICATED   SECURITY"   has  the  meaning   assigned  to  the  term
"certificated security" in the Uniform Commercial Code.

         "CHATTEL PAPER" has the meaning assigned to the term "chattel paper" in the Uniform Commercial Code.

         "COLLATERAL" has the meaning assigned to that term in Section 6.

         "COMMERCIAL   TORT  CLAIM"  has  the  meaning   assigned  to  the  term
"commercial tort claim" in the Uniform Commercial Code.

         "CONTROL" has, with respect to Deposit Accounts, Investment Property, Electronic Chattel Paper and Letter-of-Credit Rights, the respective meaning assigned to the term "control" in the Uniform Commercial Code.


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         "COPYRIGHT COLLATERAL" shall mean all Copyrights,  whether now owned or hereafter acquired by Debtors.

         "COPYRIGHTS" shall mean, collectively, (a) all copyrights, copyright registrations and applications for copyright registrations, (b) all renewals and extensions of all copyrights, copyright registrations and applications for copyright registration and (c) all rights, now existing or hereafter coming into existence, (i) to all income, royalties, damages and other payments (including in respect of all past, present or future infringements) now or hereafter due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and (iii) otherwise accruing under or pertaining to any of the foregoing throughout the world.

         "DAYS" shall mean calendar domestic business days and shall exclude legal federal holidays, California state holidays, and weekends.

         "DEPOSIT ACCOUNTS" has the meaning assigned to the term "deposit accounts" in the Uniform Commercial Code.

         "DOCUMENTS" has the meaning assigned to the term "documents" in the Uniform Commercial Code.

         "DOMESTIC BUSINESS DAYS" shall mean the same as days, above, which means calendar domestic business days and shall exclude legal federal holidays, California state holidays, and weekends.

         "ELECTRONIC CHATTEL PAPER" has the meaning assigned to the term "electronic chattel paper" in the Uniform Commercial Code.

         "EQUIPMENT" has the meaning assigned to the term "equipment" in the Uniform Commercial Code.

         "FINANCIAL ASSETS" has the meaning assigned to the term "financial assets" in the Uniform Commercial Code.

         "FIXTURES" has the meaning assigned to the term "fixtures" in the Uniform Commercial Code.

         "GENERAL INTANGIBLES" has the meaning assigned to the term "general intangibles" in the Uniform Commercial Code.

         "GOODS" has the meaning assigned to the term "goods" in the Uniform Commercial Code.

         "GUARANTEED OBLIGATIONS" shall mean any and all indebtedness, liabilities, and other obligations of Borrower (including, but not limited to, all such obligations in respect of principal, interest, fees, indemnities, costs

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and other  expenses,  whether due after  acceleration  or otherwise  and whether incurred before or after a bankruptcy of Borrower), of whatever nature and however evidenced, under or pursuant to the Notes and/or the Management Agreement, in each case, direct or indirect, primary or secondary, fixed or contingent, now or hereafter arising out of or relating to any such document.

         "INSTRUMENTS" has the meaning assigned to the term "instruments" in the Uniform Commercial Code.

         "INTELLECTUAL PROPERTY" shall mean all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to Debtors with respect to any of the foregoing, in each case whether now or hereafter owned or used, (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all Governmental Approvals now held or hereafter obtained by Debtors in respect of any of the foregoing; and (g) all causes of action, claims and warranties now owned or hereafter acquired by Debtors in respect of any of the foregoing. It is understood that Intellectual Property shall include all of the foregoing owned or acquired by Debtors on a worldwide basis.

         "INVENTORY" has the meaning assigned to the term "inventory" in the Uniform Commercial Code.

         "INVESTMENT PROPERTY" has the meaning assigned to the term "investment property" in the Uniform Commercial Code.

         "ISSUER" means any direct or indirect Subsidiary of Debtors that is the issuer (as defined in the Uniform Commercial Code) of any shares of capital stock or partnership or other interests, now owned or in the future acquired by Debtors, as identified in Annex 1 under the caption "Issuer."

         "LETTER-OF-CREDIT   RIGHTS"  has  the  meaning  assigned  to  the  term
"letter-of-credit rights" in the Uniform Commercial Code.

         "MOTOR VEHICLES" shall mean motor vehicles, of every description, and other like property, whether or not the title to any such property is governed by a certificate of title or ownership.

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         "OPTION  AGREEMENT"  shall mean that certain stock option  agreement or agreements of even date herewith whereby certain shareholders of APC have granted Lender an option or options to purchase their shares of common voting stock of APC.

         "PATENT COLLATERAL" shall mean all Patents, whether now owned or hereafter acquired by Debtors.

         "PATENTS" shall mean, collectively, (a) all patents and patent applications, (b) all reissues, divisions, continuations, renewals, extensions and continuations-in-part of all patents or patent applications and (c) all rights, now existing or hereafter coming into existence, (i) to all income, royalties, damages, and other payments (including in respect of all past, present and future infringements) now or hereafter due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and (iii) otherwise accruing under or pertaining to any of the foregoing throughout the world, including all inventions and improvements described or discussed in all such patents and patent applications.

         "PAYMENT INTANGIBLE" has the meaning assigned to the term "payment intangible" in the Uniform Commercial Code.

         "PLEDGED OWNERSHIP  INTERESTS" has the meaning assigned to that term in
Section 6.

         "PROCEEDS" has the meaning assigned to the term "proceeds" in the Uniform Commercial Code.

         "SECURED OBLIGATIONS" shall mean (a) the Guaranteed Obligations and (b) all obligations and liabilities of Debtors under this Agreement and any other Basic Document to which it is a party, now or hereafter arising.

         "SECURED PARTIES" shall mean the Administrative Agent, the Collateral Agent and each Lender (as a "Lender" under the Credit Agreement).

         "SECURITY" has the meaning assigned to the term "Security" in the Uniform Commercial Code.

         "SECURITY ENTITLEMENT" has the meaning assigned to the term "security entitlement" in the Uniform Commercial Code.

         "SECURITIES   INTERMEDIARY"  has  the  meaning  assigned  to  the  term
"securities intermediary" in the Uniform Commercial Code.

         "SOFTWARE" has the meaning assigned to the term "software" in the Uniform Commercial Code.

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         "TRADEMARK COLLATERAL" shall mean all Trademarks,  whether now owned or hereafter acquired by Debtors. Notwithstanding the foregoing, the Trademark Collateral shall not include any Trademark which would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

         "TRADEMARKS" shall mean, collectively, (a) all trade names, trademarks and service marks, logos, trademark and service mark registrations and applications for trademark and service mark registrations, (b) all renewals and extensions of any of the foregoing and (c) all rights, now existing or hereafter coming into existence, (i) to all income, royalties, damages and other payments (including in respect of all past, present and future infringements) now or hereafter due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and (iii) otherwise accruing under or pertaining to any of the foregoing throughout the world, together, in each case, with the product lines and goodwill of the business connected with the use of, or otherwise symbolized by, each such trade name, trademark and service mark.

         "UNIFORM COMMERCIAL CODE" shall mean the California Uniform Commercial Code and any other Uniform Commercial Code as in effect in any applicable jurisdiction from time to time.

6. GRANT OF SECURITY INTEREST. As collateral security for the prompt payment in full when due (whether at stated maturity, upon acceleration, on any optional or mandatory prepayment date or otherwise) and performance of the Secured Obligations, Debtors hereby pledge and grant to the Lender, a security interest in all of Debtors' right, title and interest in and to all of Debtors' property with regard to which Debtors possess the right to grant a security interest hereunder to Lender and the grant of the security interest contained herein would not prejudice any existing security interest or cause the breach of any existing agreement, whether now owned or in the future acquired by Debtors and whether now existing or in the future coming into existence (collectively, the "COLLATERAL"), including, without limitation, the following:

         6.1.     all Accounts, including, without limitation, all Merchant
Accounts;

         6.2. all Deposit Accounts, including the Collateral Accounts and the balance from time to time of the Collateral Accounts;

         6.3.     all Instruments;

         6.4.     all Documents;

         6.5.     all Chattel Paper, including all Electronic Chattel Paper;

         6.6.     all Inventory;

         6.7.     all Equipment and Motor Vehicles;


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         6.8.     all Fixtures;

         6.9.     all Goods not covered by the preceding clauses of this Section
6;

         6.10.    all Letter-of-Credit Rights;

         6.11.    all Intellectual Property;

         6.12. all Commercial Tort Claims arising out of, relating to or in connection with all or any part of the Inventory, Equipment or Documents of Debtors;

         6.13. all Payment Intangibles, Software and General Intangibles not covered by the preceding clauses of this Section 6;

         6.14. all other tangible and intangible property of Debtors, including all books, correspondence, credit files, records, invoices, tapes, cards, computer runs and other papers and documents in the possession or under the control of Debtors or any computer bureau or service company from time to time acting for Debtors;

         6.15. all Proceeds and products in whatever form of all or any part of the other Collateral, including all rents, profits, income and benefits and all proceeds of insurance and all condemnation awards and all other compensation for any Event of Loss with respect to all or any part of the other Collateral (together with all rights to recover and proceed with respect to the same), and all accessions to, substitutions for and replacements of all or any part of the other Collateral.

7. PREEXISTING INTERESTS. To the extent the security interest granted herein to Lender may pertain to Collateral as to which a prior security interest may have been granted by Debtor, and to the extent the security interest granted herein to Lender does not prejudice any such prior existing security interest or cause the breach of any prior existing security agreement or other agreement, Lender shall be deemed to have a junior security interest in such Collateral with respect to any such prior existing security interest.

8. INTELLECTUAL PROPERTY. For the purpose of enabling the Lender to exercise its rights, remedies, powers and privileges under Section 17 at such time or times as the Lender is lawfully entitled to exercise those rights, remedies, powers and privileges, and for no other purpose, Debtors hereby grant to the Lender, to the extent assignable, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Debtors) to use, assign, license or sublicense any of the Intellectual Property of Debtors, together with reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout of those items.

9. PERFECTION. Debtors authorize the Lender to file such financing statements and continuation statements in such offices as are or shall be necessary or as the Lender may determine to be appropriate to create, perfect

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and establish the priority of the liens granted by this Agreement in any and all of the Collateral, to preserve the validity, perfection or priority of the liens granted by this Agreement in any and all of the Collateral or to enable the Lender to exercise its remedies, rights, powers and privileges under this Agreement. Upon payment in full by Debtors, in lawful money of the United States of America, under the Note of all amounts secured hereby, and the termination of the Note and performance of all other obligations of Debtors under this Agreement, and upon the request of Debtors therefor, Lender will deliver to Debtor such UCC termination statements and such other documents of release, reconveyance and reassignments as shall be sufficient to discharge Debtors of the liabilities secured hereby and to terminate and release the security interest in the Collateral created hereby.

10.      PRESERVATION AND PROTECTION OF SECURITY INTERESTS.  Debtors shall:

         10.1. Upon the acquisition after the date of this Agreement by Debtors of any Certificated Securities (including any Ownership Collateral), Instruments, Deposit Account, other Investment Property, Electronic Chattel Paper, Letter-of Credit Rights, Motor Vehicles or other Equipment covered by a certificate of title or ownership promptly (i) take such action with respect to that Collateral as is specified in Section 17 and (ii) take all such other actions, and authenticate or sign and file or record such other records or instruments, as are necessary or as the Lender may request to create, perfect and establish the priority of the liens granted by this Agreement in any and all the Collateral, to preserve the validity, perfection or priority of the liens granted by this Agreement in any and all of the Collateral or to enable the Lender to exercise its remedies, rights, powers and privileges under this Agreement;

         10.2. upon Debtors' acquiring, or otherwise becoming entitled to the benefits of, any Copyright (or copyrightable material), Patent (or patentable invention), Trademark (or associated goodwill) or other Intellectual Property or upon or prior to Debtors' filing, either directly or through the Lender, any licensee or any other designee, of any application with any Governmental Authority for any Copyright, Patent, Trademark or other Intellectual Property, in each case after the date of this Agreement, execute and deliver such contracts, agreements and other instruments as the Lender may request to create, perfect and establish the priority of the liens granted by this Agreement in that and any related Intellectual Property; and

         10.3. whether with respect to Collateral as of the date of this Agreement or Collateral in which Debtors acquire rights in the future, authorize, give, authenticate, execute, deliver, file or record any and all financing statements, notices, contracts, agreements or other records or instruments, obtain any and all Governmental Approvals, and take all such other actions, as are necessary or as the Lender may request to create, perfect and establish the priority of the liens granted by this Agreement in any and all the Collateral, to preserve the validity, perfection or priority of the liens granted by this Agreement in any and all of the Collateral or to enable the Lender to exercise its remedies, rights, powers and privileges under this Agreement, including causing any or all Securities to be transferred of record into the name of the Lender or its nominee (and the Lender agrees that if any


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Security is  transferred  into its name or the name of its  nominee,  the Lender
shall   thereafter   promptly  give  to  Debtors   copies  of  any  notices  and
communications received by it with respect to that Security).

11.      ATTORNEY-IN-FACT.  Debtors hereby make the following appointments:

         11.1. Subject to Debtors' rights under Sections 12 through 15, Debtors hereby appoint the Lender their attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments that the Lender may deem necessary or advisable to accomplish the purposes of this Agreement, to preserve the validity, perfection and priority of the liens granted by this Agreement and, following any Default, to exercise its rights, remedies, powers and privileges under this Agreement. This appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall be entitled under this Agreement upon the occurrence and continuation of any Event of Default (or, in respect of Section 9, any Default) (i) to ask, demand, collect, sue for, recover, receive and give receipt and discharge for amounts due and to become due under and in respect of all or any part of the Collateral,
(ii) to receive, endorse and collect any Accounts, Chattel Paper, Instruments or General Intangibles, (iii) to file any claims or take any action or proceeding that the Lender may deem necessary or advisable for the collection of all or any part of the Collateral, and (iv) to execute, in connection with any sale or disposition of the Collateral under Section 9, any endorsements, assignments, bills of sale or other instruments of conveyance or transfer with respect to all or any part of the Collateral.

         11.2.    Without limiting the rights  and  powers of the  Lender  under
Section 11.1, Debtors hereby appoint the Lender as their attorney-in-fact, effective the date of this Agreement and terminating upon the termination of this Agreement, for the purpose of (i) executing on behalf of Debtors title or ownership applications for filing with appropriate state agencies to enable Motor Vehicles now owned or in the future acquired by Debtors to be retitled and the Lender to be listed as lienholder as to those Motor Vehicles, (ii) filing such applications with such state agencies and (iii) executing such other documents and instruments on behalf of, and taking such other action in the name of, Debtors as the Lender may deem necessary or advisable to accomplish the purposes of this Agreement (including the purpose of creating in favor of the Lender a perfected Lien on the Motor Vehicles and exercising the rights, remedies, powers and privileges of the Lender under Section 9). This appointment as attorney-in-fact is irrevocable and coupled with an interest.

         11.3.    Without  limiting  the rights and  powers of the  Lender under
Section 11.1, Debtors hereby irrevocably appoint Lender, or any other person whom Lender may designate, as Debtors' Attorney-in-Fact, with the following powers:

                  11.3.1 To perform any of Debtors' obligations under this Agreement in Debtors' name or otherwise.

                  11.3.2. To give notice of Debtors' right to payment, to enforce that right, and to make extension agreements with respect to it.

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                  11.3.3.  To release  persons  liable of rights to payment,  to compromise disputes with those persons, and to surrender security, all as Lender determines in its sole discretion when acting in good faith based on information known to it when it acts.

                  11.3.4. To prepare and file financing statements,continuation statements, statements of assignments, termination statements, and the like, as necessary to perfect, protect, preserve, or release Lender's interest in the collateral.

                  11.3.5. To endorse Debtors' name on instruments, documents,or other forms of payment or security that come into Lender's possession.

                  11.3.6.  To take cash in payment of obligations.

                  11.3.7. To verify information concerning rights to payment by inquiry in its own name or in a fictitious name.

                  11.3.8. To prepare, execute, and deliver insurance forms; to adjust insurance claims; to receive payment under insurance claims; and to apply such payment to reduce Debtors' obligation therefrom.

12. INSTRUMENTS. So long as no Default has occurred and is continuing, Debtors may retain for collection in the ordinary course of business any Instruments obtained by it in the ordinary course of business, and the Lender will, promptly upon the request, and at the expense of, Debtors, make appropriate arrangements for making any Instruments pledged by Debtors available to Debtors for purposes of presentation, collection or renewal. Any such arrangement shall be effected, to the extent deemed appropriate by the Lender, against a trust receipt or like document.

13. USE OF COLLATERAL. So long as no Event of Default has occurred and is continuing, Debtors shall be entitled to use and possess the Collateral, subject to the rights, remedies, powers and privileges of the Lender under Sections 17 and 18.

14.      RIGHTS AND OBLIGATIONS.

         14.1. No reference in this Agreement to proceeds or to the sale or other disposition of Collateral shall authorize Debtors to sell or otherwise dispose of any Collateral. Neither the Lender nor any Lender shall be required to take steps necessary to preserve any rights against prior parties to any part of the Collateral.

         14.2. Debtors shall remain liable to perform their duties and obligations under the contracts and agreements included in the Collateral in accordance with their respective terms to the same extent as if this Agreement had not been executed and delivered. The exercise by the Lender of any right, remedy, power or privilege in respect of this Agreement shall not release Debtors from any of their duties and obligations under those contracts and agreements. Lender shall have no duty, obligation or liability under those contracts and agreements or in respect to any Governmental Approval included in the Collateral by reason of this Agreement, nor shall the Lender be obligated to perform any of the duties or obligations of Debtors under any such contract or agreement or any such Governmental Approval or to take any action to collect or enforce any claim (for payment) under any such contract or agreement or Governmental Approval.

         14.3. No Lien granted by this Agreement in Debtors' right, title and interest in any contract, agreement or Governmental Approval shall be deemed to be a consent by the Lender to any such contract, agreement or Governmental Approval.

15. FURTHER ACTS. During the continuance hereof,the Debtors promise and agree to execute, and cooperate with executing or maintaining, all notices or filings required to perfect or maintain perfection of the security interest created by this Agreement.

16. EVENTS OF DEFAULT. For all purposes of this Agreement, the occurrence of any or more of the following shall constitute a "Default" by Debtors under this Agreement (whatever the reason for such Default and whether it may be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulations of any administrative or governmental body):

         16.1. Debtors' breach or fail to comply with any of their obligations under the Note;

         16.2. Debtors' default on the payment of any sum of money when due by Debtors, whether or not evidenced by the Note; or

         16.3. Debtors' breach or fail to comply with any of their obligations under this Agreement.

17. REMEDIES IN EVENT OF DEFAULT. After a Default hereunder, and after making a request for an election determination by each optionor under the Option Agreement (in accordance with the terms of the Option Agreement) and a majority in interest of optionors elect not to direct their option exercise proceeds to APC, and subject to the provisions set forth in Section 19 hereof, the Lender, without notice or demand and at any time thereafter, may do any one or more or all of the following:

         17.1. Take possession of the Collateral in any way permitted by law and protect, repair and care for the Collateral and perform any act necessary to conserve the value or income thereof and to apply any income or other proceeds in the manner specified by law upon the disposition of the Collateral;

         17.2. Require the Debtors to assemble the Collateral and make it available to the Lender at a reasonably convenient place as designated by the Lender;

         17.3. Hold the Collateral at a reasonably convenient place as designated by the Lender without disposition for any period of time as the Lender deems advisable;

         17.4.    Exercise any other right or remedy provided by law.

18. CURE. If any Default, other than a default in payment of money under the Note, is curable and if Debtors have not been given a prior notice of a breach of the same provision of this Agreement, it may be cured (and no event of default will have occurred) if Debtors, after Lender sends written notice demanding cure of such default, (i) cure the default within fifteen (15) Days; or (ii), if the cure requires more than fifteen (15) Days, immediately initiate steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical. As used herein, the word "Days" shall refer to calendar Domestic Business Days and shall exclude legal federal holidays, California state holidays, and weekends.

19. OPTION ELECTION. Lender shall exercise its options under the Option Agreement as a first and primary source of repayment of the Note and Obligations. Lender's first resource for payment of the Note and Obligations shall be from the exercise proceeds potentially available to APC under the Option Agreement; Lender rights and remedies hereunder, including, without limitation, the right to foreclose Lender's security interests in any and/or all Collateral by any available judicial procedure or without judicial process, shall be subject to Pledgor's election under the Option Agreement, so that
Lender may only enforce its rights and remedies hereunder, including, without limitation, the right to foreclose Lender's security interests in any and/or all Collateral, if first Lender requests an election determination by each optionor under the Option Agreement (in accordance with the terms of the Option
Agreement) and a majority in interest of optionors elect to direct the option exercise proceeds to the optionor rather than to APC. If a majority in interest of optionors elect to direct their exercise proceeds to APC, Lender shall look to such proceeds for satisfaction and payment (whether or not APC actually pays such proceeds to Lender under the Note, or otherwise) and may not enforce its rights and remedies hereunder against the Collateral, including, without limitation, the right to foreclose Lender's security interests in any and/or all Collateral by any available judicial procedure or without judicial process. Lender may only enforce the Obligations against the Collateral under this Agreement to the extent that no exercise proceeds are available to APC under an election by a majority in interest of optionors pursuant to exercise under the Option Agreements. Lender shall exercise the Option Agreement equally, share-for-share and dollar-for-dollar, against all shares of common voting stock of APC in which Lender shall have been granted an option by Tom M. Djokovich, The Access Holdings Limited Partnership, and Alfred Urcuyo. Further, Lender shall enforce any stock pledge agreement, and the security interest granted therein, equally, share-for-share and dollar-for-dollar, against all shares of common voting stock of APC in which Lender shall have been granted a security interest by Tom M. Djokovich, The Access Holdings Limited Partnership, and Alfred Urcuyo. APC shall (and Lender as manager shall cause APC to ) promptly pay all exercise proceeds potentially directed to APC by the Optionors under the Option Agreement to Lender in reduction of the outstanding Obligations and all indebtedness under the Note.

20.      NOTICES.   All notices,  requests,  demands, or any other communication under this Note shall be in writing. Notice shall be sufficiently given for all purposes as follows:

         20.1. PERSONAL DELIVERY. When personally delivered to the recipient, notice is effective upon delivery.

         20.2. FIRST-CLASS MAIL. When mailed via first class to the last address of the recipient known to the party giving notice, notice is effective three mail delivery days after deposit in a United States Postal Service office or mailbox.

         20.3. CERTIFIED MAIL. When mailed via certified mail, return receipt requested, notice is effective upon receipt, if delivery is confirmed by a return receipt.

         20.4. OVERNIGHT DELIVERY. When delivered via overnight delivery (Federal Express - Airborne - United Parcel Service - DHL - WorldWide Express), charges prepaid or charged to the sender's account, notice is effective upon delivery, if delivery is confirmed by the delivery service.

         20.5. TELEX OR FACSIMILE TRANSMISSION. When sent via telex or facsimile to the last telex or facsimile number of the recipient known to the party giving notice, notice is effective upon receipt, provided that (a) a duplicate copy of the notice is promptly given by first-class, certified mail, or by overnight delivery, or (b) the receiving party delivers a written confirmation of receipt. Any notice given by telex or fax shall be deemed received on the next business day if it is received after 5:00 p.m. (recipient's time) or on a non-business day.

         20.7.    ADDRESSES.   Addresses for purpose of giving notice, or making
payment, are as follows:

         If to Debtors:

                        ACCESSPOINT CORPORATION
                        Accesspoint Corporation/Processing Sources International 38 Executive Park, Suite 350
                        Irvine, CA  92614
                                Telephone: (949) 852-8526
                                Facsimile: (949) 852-8527

                        PROCESSING SOURCE INTERNATIONAL
                        38 Executive Park, Suite 350
                        Irvine, CA  92614
                                Telephone: (949) 852-8526
                                Facsimile: (949) 852-8527


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

         If to Lender:

                        NET INTEGRATED SYSTEMS LTD.
                        Sofia House
                        48 Church Street
                        Hamilton HM GX
                        BERMUDA
                                Telephone: (441) 295-7105
                                Facsimile: (441) 292-6814

         With a copy to:

                        Mr. William R. Barber
                        c/o  Sheraton Gateway Hotel
                        Penthouse Suite
                        6101 W. Century Boulevard
                        Los Angeles, California 90045
                                Telephone: (310) 642-4087
                                Facsimile: (310) 649-1156

         20.8. UNCLAIMED NOTICES. Any correctly addressed notice that is refused, unclaimed, or undeliverable because of an act or omission of the party to be notified shall be deemed effective as of the first date that said notice was refused, unclaimed, or deemed undeliverable by the postal authorities, messenger, or overnight delivery service. Any party may change its address or telex or fax number by giving the other party notice of the change in any manner permitted by this Agreement.

21. ENFORCEMENT OF RIGHTS. Debtors agree to reimburse Lender for all costs and expenses (including attorneys' fees) incurred by the Lender in protecting and enforcing this Agreement. Lender may file one or more financing statements or other evidence of its security interest, signed only by the Debtors or the Lender, or both. Each of Tom M. Djokovich, The Access Holdings Limited Partnership, and Alfred Urcuyo shall be deemed a third party beneficiary to this Agreement with full rights of enforcement as matters set forth at Sections

22.      ACCELERATION OF DEBT.  Upon  the occurrence of  any condition listed in
Section 16 hereof, subject to cure pursuant to Section 18 hereof, and subject to the provisions of Section 19 hereof, all obligations and sums owing by Debtors to Lender (whether or not evidenced by the Note) shall become immediately due and payable, any note or other agreement to the contrary notwithstanding, and Lender shall have all the rights and remedies given a secured party by the Uniform Commercial Code. To the fullest extent permissible, Debtors hereby waive and disclaim all rights given to a Debtors, including the right to enforce any and all duties imposed upon a secured party by the Uniform Commercial Code. If the sum realized from any disposition of the Collateral is not sufficient to pay all obligations secured by this Agreement, Debtors promise and agree to pay Lender the deficiency. Upon Debtors' default, Lender shall not be obligated to resort to any security held by it hereunder or otherwise, but may enforce all obligations owed by Debtors to it by any lawful means, in the same manner and to the same extent as if no such security were held by Lender. Debtors expressly agree that Lender may apply against any proceeds of any disposition of the Collateral upon Debtors' default all their attorneys' fees and legal expenses incurred by it in the securing of payment therefrom.

23. RIGHTS CUMULATIVE. All rights and remedies granted Lender by (i) this Agreement, (ii) any other agreement Lender may now, or in the future, have with Debtors, (iii) the Uniform Commercial Code, or (iv) otherwise, shall be cumulative and not in the alternative.

24. NO WAIVER. No waiver by Lender shall be effective unless in writing signed by Lender, and it shall be effective only to the extent specifically stated in said writing. No failure to exercise, or delay in exercising, any right or remedy by Lender shall be a waiver.

25. ATTORNEYS' FEES, ETC. If any party thereto brings any action or proceeding against any other party for any cause dependent hereon or arising hereunder or connected herewith, the prevailing party shall have and recover the prevailing party's reasonable attorneys' and accountants' fees and costs and expenses in connection therewith. Specifically, and without limitation, Lender also have and recover from Debtors the reasonable attorneys' and accountants' fees and legal expenses incurred in exercising its rights following any default by Debtors.

26. SEVERABILITY. Should any of the provisions of this Agreement be for any reason invalid, the invalidity thereof shall not affect any of the other provisions of this Agreement, and all invalid provisions hereof shall be disregarded to the extent of their invalidity.

27. NO OFFSET. The enforcement of this Agreement and the monetary obligations secured hereby shall not be subject, in whole or in part, to any alleged offset or claim which the Debtors or their successors in interest may assert against Lender.

28. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall bind and inure to the benefit of the parties hereto and their successors and assigns.

29. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties in relation to the subject matter hereof except as supplemented and/or complemented by a Revolving Line of Credit Secured Promissory Note between Lender and Debtors, of even date, and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this agreement will be binding unless executed in writing by all the parties. No waiver of any of the provisions of this agreement will constitute a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver.

30. GOVERNING LAW. This Agreement will be construed and enforced in accordance with, and the rights of the parties will be governed by, the laws of the State of California without regard to or application of conflict of laws principles.

31. VENUE. Venue in any action arising by reason of this Agreement shall lie exclusively in Los Angeles County, California.

32. FORUM SELECTION. Any litigation hereunder shall be brought and litigated exclusively in the state courts sitting in Orange County, California, or in the United States District Court(s) sitting in Orange County, California. All parties hereto consent to the personal jurisdiction of such courts and waive any defense of forum non conveniens. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit or proceeding brought in such a court and any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum.

         IN WITNESS WHEREOF, Debtors and Lender have hereunto made this Agreement effective as of the day and year first hereinabove written.

                                      Debtors:

                                      APC:

                                      ACCESSPOINT CORPORATION,
                                      a Nevada corporation

                                      By: __________________________________
                                             Tom M. Djokovich, CEO



                                      PSI:

                                      PROCESSING SOURCE INTERNATIONAL,
                                      a California corporation


                                      By: __________________________________
                                              Alfred Urcuyo, President

                                      Lender:

                                      NET INTEGRATED SYSTEMS LTD.,
                                      a Bermuda corporation


                                      By: __________________________________
                                              William R. Barber, President




















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